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                                                                    EXHIBIT 10.3

                          SIG HOLDINGS PLEDGE AGREEMENT

                          dated as of December 16, 2002

                                     between

                               SIG HOLDINGS, INC.

                                       and

                             BANK OF AMERICA, N.A.,
                              as Collateral Agent

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                          SIG HOLDINGS PLEDGE AGREEMENT

                  THIS SIG HOLDINGS PLEDGE AGREEMENT (this "Agreement"), dated as of December 16, 2002, is made by and between SIG HOLDINGS, INC., a Delaware corporation (herein, called the "Pledgor"), and Bank of America, N.A. ("Bank of America"), as collateral agent for the Lenders (herein in such capacity, together with any successors thereto in such capacity, called the "Collateral Agent"). This is the SIG Holdings Pledge Agreement referred to in that certain Credit Agreement (as the same may from time to time be amended or modified and in effect the "Credit Agreement"), dated as of December 16, 2002, among Delphi Financial Group, Inc. (the "Borrower"), the Lenders who are or from time to time become party thereto (the "Lenders"), and Bank of America as Administrative Agent for the Lenders.

                                    Recitals

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make loans to the Borrower for the purposes described in the Credit Agreement;

                  WHEREAS, the Pledgor is the owner of all of the stock listed on Schedule 1 hereto, which consists of all of the outstanding capital stock of Safety National;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                                   DEFINITIONS

         SECTION 1.1 Certain Defined Terms. As used in this Pledge Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Chase" shall mean JPMorganChase Bank (as successor to The Chase Manhattan Bank), in its capacity as collateral agent under the SIG Pledge Agreement.

                  "Collateral" - see Section 2.

                  "Collateral Agent" shall mean Bank of America.

                  "Credit Agreement" - see Preamble.

                  "Intercreditor Agreement" shall mean the Intercreditor Agreement dated as of December 16, 2002 between Chase and the Collateral Agent and acknowledged and accepted by Pledgor, as the same may be amended, modified, supplemented, restated or renewed from time to time.

                  "Pledged Shares" - see Section 2.

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                  "Safety National" shall mean Safety National Casualty
Corporation, a Missouri insurance corporation, and any successor thereof.

                  "SIG Pledge Agreement" shall mean that certain Pledge Agreement, dated as of May 20, 1994, between SIG Holdings and Chase, as amended by the terms of the Intercreditor Agreement, as the same may be amended or modified in accordance with the terms of the Credit Agreement.

         SECTION 1.2 Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement (and in its preamble and recitals) have the meanings provided in the Credit Agreement.

                                    SECTION 2

                                     PLEDGE

                  To secure the prompt and complete payment and performance of the Liabilities, including, without limitation, the liabilities of the Pledgor hereunder, and subject to the terms of the Intercreditor Agreement, the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Collateral Agent, for the benefit of the Lenders, and hereby grants to the Collateral Agent, for the benefit of the Lenders, a continuing security interest in the following (herein, collectively, called the "Collateral"):

                  (a)      the shares of stock of Safety National listed on
                           Schedule 1 hereto (herein called the "Pledged Shares") and the certificates representing or evidencing the Pledged Shares and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

                  (b) all additional shares of stock of Safety National from time to time acquired by the Pledgor in any manner including, without limitation, any uncertificated securities (which additional shares of stock and securities shall constitute a part of, and be, "Pledged Shares"), and, in the case of any and all uncertificated securities pledged hereunder, such uncertificated securities shall contain a notation of the security interest and the pledge granted to Chase on the books and records of Safety National in the name of Chase so long as the SIG Pledge Agreement is in effect and in the name of the Collateral Agent at all times thereafter and, in the case of certificated securities, the certificates representing or evidencing such additional shares, and all cash, securities, interest, dividends, rights, notes, instruments and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of such additional shares;

                  (c) all other property hereafter delivered to Chase or the Collateral Agent, as the case may be, by the Pledgor in substitution for or in addition to any of

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                           the foregoing, all certificates and instruments
                           representing or evidencing such other property and in the case of uncertificated securities, all notations of the security interest hereafter delivered on the books and records of Safety National in the name of Chase so long as the SIG Pledge Agreement is in effect and the Collateral Agent at all times thereafter, all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

                  (d) all proceeds, rents, issues, profits and returns of and from all of the foregoing;

TO HAVE AND TO HOLD the Collateral, together with all rights, titles, interests, privileges and preferences appertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, forever, subject, however, to the terms, covenants and conditions hereafter set forth.

                  Subject to the terms of the SIG Pledge Agreement, the SIG Note Agreement and the Intercreditor Agreement, the Pledgor agrees to deliver to the Collateral Agent, promptly upon receipt and in the case of the Pledged Shares in due form for transfer (i.e., endorsed in blank accompanied by undated stock or bond powers executed in blank or registered on the books of Safety National) and, subject to the provisions of Section 7 hereof, any Collateral which may at any time or from time to time be in or come into possession or control of the Pledgor; and prior to the delivery thereof to Chase or the Collateral Agent, as the case may be, such Collateral shall be held by the Pledgor separate and apart from its other property and in express trust for the Collateral Agent.

                                    SECTION 3

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1 Pledged Shares. The Pledgor represents and warrants to the Collateral Agent that:

                  (a) The Pledged Shares are duly authorized, validly issued and are fully paid and non-assessable;

                  (b) Except for liens, claims and rights of third parties arising solely through the acts of the Collateral Agent, the interests of Chase, and the interests of the holders of the SIG Notes pursuant to the SIG Pledge Agreement, the Collateral Agent has and (assuming Chase, as agent for the Collateral Agent and the Lenders, or the Collateral Agent, as the case may be, maintain continuous possession of such Collateral) will continue to have at all times as security for the Liabilities a valid, first priority perfected security interest in the Collateral and the proceeds thereof free of all Liens, claims and rights of third parties whatsoever (other than Permitted Liens provided for in Section 9.1 of the Credit Agreement);

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                  (c)      To the extent any Pledged Shares are evidenced by
                           certificates, the Pledgor has delivered to Chase, for the benefit of the holders of the SIG Notes, or, if the SIG Pledge Agreement is no longer in effect, the Collateral Agent, for pledge under this Agreement on the date hereof the certificates representing all the Pledged Shares which it owns;

                  (d) The Pledged Shares represent all of the issued and outstanding capital stock of Safety National;

                  (e) The Pledgor will, at all times, keep pledged to the Collateral Agent pursuant hereto all shares of the capital stock of Safety National;

                  (f) Subject to the terms of the SIG Pledge Agreement and the Intercreditor Agreement, the Pledgor agrees to endorse and/or deliver to the Collateral Agent for pledge hereunder, promptly upon its obtaining thereof, any additional Collateral (other than cash dividends and interest paid on such Collateral prior to the occurrence of a Default under Section 9.01(f) of the Credit Agreement or an Event of Default). As of the date of any such delivery of additional shares or certificates to Chase or the Collateral Agent, as the case may be, the Pledgor will represent and warrant that: (i) it owns such shares and certificates and the proceeds thereof free of all Liens, claims and rights of any other Person other than the Liens granted hereunder and under the SIG Pledge Agreement, (ii) it has good and marketable title to said shares and certificates and has the right to deliver, pledge, assign and transfer such shares or certificates to Chase, the Collateral Agent, as the case may be, pursuant to this Pledge Agreement, (iii) subject to the Lien of Chase and the holders of the SIG Notes pursuant to the SIG Pledge Agreement, the Collateral Agent has a valid, first priority perfected security interest in said shares and certificates and the proceeds thereof free of all Liens, claims and rights of third parties whatsoever (other than Permitted Liens provided for in Section 8.01(a) and (b) of the Credit Agreement) and (iv) it has pledged to Chase or the Collateral Agent, as the case may be, as at such date, all of the capital stock of Safety National;

                  (g) All documentary, stamp or other taxes or fees owing in connection with the issuance, transfer and/or pledge of the Pledged Shares have been paid and will hereafter be paid by the Pledgor as such become due and payable; and

                  (h) The information contained in Schedule 1 is true and accurate in all respects.

         SECTION 3.2 Collateral. The Pledgor further represents and warrants to the Collateral Agent that it is the lawful owner of the Collateral existing on the date hereof, free of all Liens, claims and rights of any other Person, other than the Lien granted hereunder and the Lien granted to Chase and the holders of the SIG Notes pursuant to the SIG Pledge Agreement, with full right

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to deliver, pledge, assign and transfer such Collateral to Chase or the
Collateral Agent, as the case may be, as Collateral hereunder. The pledge of the Collateral effected by this Pledge Agreement is effective to vest in the Collateral Agent the rights of the Collateral Agent in the Collateral set forth herein.

         SECTION 3.3 Organization, etc. The Pledgor additionally represents and warrants to the Collateral Agent that:

                  (a) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) Safety National is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation;

                  (c) The Pledgor and Safety National are duly qualified to transact business and are in good standing as foreign corporations authorized to do business in each jurisdiction where the nature of each of their businesses makes such qualification necessary or failure to so qualify could have a Material Adverse Effect;

                  (d) The Pledgor has the corporate power to execute, deliver and perform this Pledge Agreement and such execution, delivery and performance have been duly authorized by all necessary corporate action (including, without limitation, shareholder approval, if necessary), has received or made all necessary governmental consents or approvals, licenses, authorizations, validations, filings, recordings, registrations or exemptions (if any shall be required), and the execution, delivery and performance hereof do not and will not contravene or conflict with any provision of law or of the corporate charter or by-laws of the Pledgor or of any agreement or instrument binding upon Pledgor or any of its property or result in the creation or imposition of or the obligation to create or impose any Lien (other than the Lien of the Collateral Agent hereunder); and

                  (e) This Pledge Agreement is the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

         SECTION 3.4 Effectiveness. Each representation and warranty made or to be made herein by the Pledgor shall be deemed remade as of and at the date of each Loan made from time to time under or in connection with the Credit Agreement with the same effect as if made contemporaneously with the making of each such Loan, and as of and at the date of delivery of any additional Collateral to the Collateral Agent.

                                    SECTION 4

                                    COVENANTS

                  So long as any of the Liabilities remain outstanding and the Commitments have not been terminated, subject to the terms of the Intercreditor Agreement and the SIG Pledge

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Agreement, the Pledgor will, unless the Collateral Agent and the Required
Lenders shall otherwise consent in writing:

                  (a) At its sole expense, promptly deliver to Chase or the Collateral Agent, as the case may be, from time to time upon request of the Collateral Agent, such undated stock powers and other documents, satisfactory in form and substance to the Collateral Agent, with respect to the Collateral as the Collateral Agent may reasonably request, to preserve and protect, and to enable the Collateral Agent to enforce, its rights and remedies hereunder;

                  (b) Promptly endorse and/or deliver to Chase or the Collateral Agent, as the case may be, for pledge hereunder, any additional Collateral (other than cash dividends, interest and principal paid on such Collateral which the Pledgor is entitled to receive and retain pursuant to Section 7.1(a));

                  (c) Not make or consent to any amendment or other modification or waiver with respect to any of the Collateral, or enter into any agreement or permit to exist any restriction with respect to any of the Collateral other than pursuant hereto, the SIG Pledge Agreement or the SIG Note Agreement;

                  (d) Except as required by the SIG Pledge Agreement, not take or fail to take any action which would in any manner impair the enforceability of the Collateral Agent's Lien and security interest in any of the Collateral;

                  (e) Own and continue to own all Collateral free and clear of all Liens, security interests, encumbrances, claims, interests or rights of any other Person whatsoever (except for the pledge hereunder and the Lien created hereby, the Lien of the Collateral Agent and the holders of the SIG Notes pursuant to the SIG Pledge Agreement and Permitted Liens provided for in
                           Section 8.01(a) or (b) of the Credit Agreement), have good and marketable title to all of the Collateral and have the right to pledge such Collateral and such Collateral will constitute all of the capital stock and certificates of Safety National; and

                  (f) Promptly cause Safety National, upon the issuance of any uncertificated securities, to note the Lien of the Collateral Agent in its books and records in the name of Chase so long as the SIG Pledge Agreement is in effect and in the name of the Collateral Agent at all times thereafter.

                                    SECTION 5

                               CARE OF COLLATERAL

                  The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as the Pledgor requests in writing, but failure of the Collateral Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Collateral Agent to preserve or protect any rights with respect to the Collateral against prior or other parties, or to do

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any act with respect to preservation of the Collateral not so requested by the
Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral.

                                    SECTION 6

               CERTAIN RIGHTS REGARDING COLLATERAL AND LIABILITIES

         SECTION 6.1 Permitted Action. Subject to Section 6.3 and Section 7 hereof and the terms of the SIG Pledge Agreement and the Intercreditor Agreement, the Collateral Agent may, from time to time after the occurrence of any Default with respect to Section 9.01(f) of the Credit Agreement or an Event of Default, in its sole discretion and without notice to the Pledgor:

                  (a) transfer all or any part of the Collateral into the name of the Collateral Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien and security interest hereunder;

                  (b) notify the parties obligated on any of the Collateral to make payment to the Collateral Agent of any amounts due or to become due thereunder;

                  (c) enforce collection of any of the Collateral by suit or otherwise;

                  (d) surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto; and

                  (e)      take control of any proceeds of the Collateral.

         SECTION 6.2 Subject to the terms of the SIG Note Agreement and, with respect to Sections 6.2(a) and 6.2(e) , the SIG Pledge Agreement and the Intercreditor Agreement, the Collateral Agent may, from time to time, in its sole discretion and without notice to Pledgor, take any or all of the following actions:

                  (a) retain or obtain a Lien upon, or a security interest in, any property to secure payment and performance of any of the Liabilities or any obligation hereunder;

                  (b) retain, obtain or release the primary or secondary obligation of any obligor or obligors, in addition to the Borrower or the Pledgor with respect to any of the Liabilities or any obligation hereunder;

                  (c) create, extend or renew for any period (whether or not longer than the original period) or alter or exchange any of the Liabilities, or release or compromise any obligation of the Pledgor hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities or any obligation hereunder;

                  (d) release or fail to perfect its Lien upon or security interest in, or impair, surrender, release or permit any substitution or exchange for, all or any

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                           part of any property securing any of the Liabilities
                           or any obligation hereunder, or create, extend or renew for any period (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and

                  (e) upon the occurrence and during the continuance of a Default with respect to Section 9.01(f) of the Credit Agreement or an Event of Default, resort to the Collateral for payment of any of the Liabilities or any obligation hereunder, whether or not the Collateral Agent (i) shall have resorted to any other property securing any of the Liabilities or any obligation hereunder or (ii) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities or any obligation hereunder (all of the actions referred to in preceding clauses (i) and (ii) being hereby expressly waived by the Pledgor).

         SECTION 6.3 Voting Pledged Shares. The Collateral Agent shall have no right to vote the Pledged Shares or other Collateral or give consents, waivers or ratifications in respect thereof prior to the occurrence of a Default with respect to Section 9.01(f) of the Credit Agreement or an Event of Default. After the occurrence of a Default with respect to Section 9.01(f) of the Credit Agreement or an Event of Default, subject to the terms of the SIG Pledge Agreement and the Intercreditor Agreement, the Pledgor shall have the right to vote any and all of the Pledged Shares and other Collateral and give consents, waivers and ratifications in respect thereof unless and until it receives notice from the Collateral Agent that such right has been terminated. Subject to the terms of the SIG Pledge Agreement and the Intercreditor Agreement, the Pledgor agrees to deliver (properly endorsed when required) to the Collateral Agent, after a Default with respect to Section 9.01(f) of the Credit Agreement or an Event of Default shall have occurred, promptly upon request of the Collateral Agent, such proxies and other documents as may be necessary for the Collateral Agent to exercise the voting power with respect to the Pledged Shares and other Collateral then or previously owned by the Pledgor.

                                    SECTION 7

                                 DIVIDENDS, ETC.

         SECTION 7.1 No Default. So long as no Default with respect to Section 9.01(f) of the Credit Agreement or Event of Default shall have occurred and be continuing:

                  (a) Subject to the provisions of the Credit Agreement, the SIG Pledge Agreement and the Intercreditor Agreement, the Pledgor shall, notwithstanding anything contained herein to the contrary but subject to Section 7.2 hereof, be entitled to receive and retain or otherwise deal with any and all cash dividends, interest and principal on the Collateral which it is otherwise entitled to receive, but any and all securities and/or liquidating dividends, distributions in property, returns of capital or other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination, reclassification or conversion of the

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                           outstanding capital stock of Safety National or other
                           securities or received in exchange for the Collateral or any part thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which Safety National may be a party or otherwise, and any and all cash and other property received in exchange for any Collateral shall be and become part of the Collateral pledged hereunder and, if received by the Pledgor, shall forthwith be delivered to the Collateral Agent or its designated nominee (accompanied, if appropriate, by proper instruments of assignment and/or undated stock or bond powers executed by the Pledgor in accordance with the Collateral Agent's instructions) to be held subject to the terms of this Pledge Agreement.

                  (b) If the Collateral or any part thereof shall have been registered in the name of the Collateral Agent or its sub-agent, the Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such dividend, interest and principal orders and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to receive the dividends, interest, principal or other payments which it is authorized to receive and retain pursuant to clause (a) above.

         SECTION 7.2 Occurrence of Default. Upon the occurrence and during the continuance of a Default with respect to Section 9.01(f) of the Credit Agreement or an Event of Default, (a) all rights of the Pledgor pursuant to Section 7.1(a) hereof shall cease and the Collateral Agent, subject to the terms of the SIG Pledge Agreement and the Intercreditor Agreement, shall have the sole and exclusive right and authority to receive and retain the dividends (cash or other), interest and principal which the Pledgor would otherwise be authorized to retain and (b) subject to the terms of the SIG Pledge Agreement and the Intercreditor Agreement, all such dividends, interest and principal and all other distributions and payments made on or in respect of the Collateral which may at any time and from time to time be held by the Pledgor, shall, until delivery to the Collateral Agent, be held by the Pledgor separate and apart from its other property in trust for the Collateral Agent. Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this Section 7.2 shall be retained by the Collateral Agent as additional Collateral hereunder and be applied in accordance with the provisions hereof.

                                    SECTION 8

                                     DEFAULT

         SECTION 8.1 Occurrence of Default. Upon the occurrence and during the continuance of a Default with respect to Section 9.01(f) of the Credit Agreement or an Event of Default, and notwithstanding any provision contained herein to the contrary, subject to the requirements of the Applicable Insurance Code and the terms of the Intercreditor Agreement, the Collateral Agent may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect from time to time in Illinois or otherwise available to it, including, without limitation, sale, assignment, or other disposal of the Collateral in exchange for cash or credit. If any notification of intended disposition of any of the Collateral is required by law, such

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notification, if mailed, shall be deemed reasonably and properly given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to the Pledgor either at the address of the Pledgor shown below, or at any other address of the Pledgor appearing on the records of the Collateral Agent. Subject to the terms of the Intercreditor Agreement, any proceeds of any disposition of Collateral shall be applied as provided in Section 9 hereof. No rights and remedies of the Collateral Agent expressed hereunder are intended to be exclusive of any other right or remedy, but every such right or remedy shall be cumulative and shall be in addition to all other rights and remedies herein conferred, or conferred upon the Collateral Agent under any other agreement or instrument relating to any of the Liabilities or security therefor or now or hereafter existing at law or in equity or by statute. No delay on the part of the Collateral Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Collateral Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of the Collateral Agent permitted hereunder shall impair or affect the rights of the Collateral Agent in and to the Collateral.

         SECTION 8.2 Sale of Collateral.

                  (a) The Pledgor agrees that in any sale permitted hereunder of any of the Collateral the Collateral Agent is authorized to comply with any limitation or restriction in connection with such sale as counsel may advise the Collateral Agent is necessary in order to avoid any violation of applicable law (including, without limitation, obtaining any approval required by any Department, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

                  (b) Subject to the terms of the SIG Pledge Agreement and the Intercreditor Agreement and without limiting the rights of the Collateral Agent under any other provision of this Pledge Agreement, and in addition thereto, the Pledgor agrees that, to the maximum extent permitted by law, after a Default with respect to Section 9.01(f) of the Credit Agreement or an Event of Default shall have occurred and be continuing, upon written request from the Collateral Agent, the Pledgor shall cause Safety National to prepare, file and use its best efforts to cause to become effective promptly, a registration statement complying with the Securities Act of 1933, as amended, for the public sale of such of the Collateral as the Collateral Agent may elect, and to take comparable action to permit such

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                           sales under the securities laws of such jurisdictions
                           as the Collateral Agent may designate and shall cause Safety National to enter into and perform its obligations under one or more underwriting agreements in connection therewith, containing customary representations, warranties, covenants and indemnities and contribution provisions if requested by the Collateral Agent. If such registration statement is filed, the Pledgor agrees to cause
                           Safety National (i) to keep any such registration statement and related prospectus effective, current and in compliance with applicable federal and state securities laws so long as required to satisfy applicable prospectus delivery requirements and (ii) at the request of the Collateral Agent at any time after the effective date of any such registration statement, to use reasonable efforts to file post-effective amendments to such registration statement so that the Collateral Agent's sales of Pledged Shares or other Collateral will be covered by a current prospectus and can be made in compliance with all applicable federal and state securities laws. Nothing contained in this Section 8.2(b) shall be deemed to require the preparation, filing or effectiveness of more than one registration statement by Safety National.

                  (c) Subject to the terms of the SIG Pledge Agreement and the Intercreditor Agreement, the Pledgor further agrees, after a Default with respect to Section 9.01(f) of the Credit Agreement or an Event of Default shall have occurred and be continuing, and upon written request from the Collateral Agent, to
                           (i) deliver and cause Safety National to deliver to the Collateral Agent such information as the Collateral Agent shall reasonably request for inclusion in any registration statement, prospectus or offering memorandum or in any preliminary prospectus or preliminary offering memorandum or any amendment or supplement to any thereof or in any other writing prepared in connection with the offer, sale or resale of all or any portion of the Pledged Shares or other Collateral, which information shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make such information not misleading, and (ii) do or cause to be done all such other acts and things as may be necessary to make such offer, sale or resale of all or any portion of the Pledged Shares or other Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental agencies or instrumentalities, domestic or foreign, having jurisdiction over any such offer, sale or resale.

                  (d) Without limiting the foregoing paragraph, if the Collateral Agent decides to exercise its right under this Section 8 to sell all or any of the Pledged Shares or other Collateral, upon written request, the Pledgor shall furnish or cause to be furnished to the Collateral Agent all such information as the Collateral Agent may request in order to qualify such Pledged Shares or other Collateral as exempt securities, or the sale or resale of such Pledged Shares or other Collateral as exempt transactions, under federal and state securities laws. The Pledgor agrees to allow, and to cause Safety National to allow, the Collateral Agent and any underwriter access at reasonable times and places to the books, records and premises of Safety National; the Pledgor further agrees to assist, and cause Safety National to assist, the Collateral Agent, any underwriter, any agent of any thereof, and any counsel, accountant or other expert for any thereof, in inspection, evaluation, and any other "due diligence" action of or with respect to any such books, records and premises; and the Pledgor further agrees to cause any independent public accountant for Safety National to furnish a letter to the Collateral Agent and underwriters in customary form and covering matters of the type customarily covered by letters of accountants for issuers to underwriters.

                  (e) The Pledgor further agrees to indemnify and hold harmless the Collateral Agent, the Administrative Agent and the Lenders, and each of their respective officers, directors, employees and agents, successors, assigns and any Person in control of any thereof, from and against any loss, liability, claim, damage and expense, including, without limitation, counsel fees (in this paragraph collectively called the "Indemnified Liabilities"), under federal and state securities laws or otherwise insofar as such loss, liability, claim, damage or expense arises (i) out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or offering memorandum or in any preliminary prospectus or preliminary offering memorandum or any amendment or supplement to any thereof or in any other writing prepared in connection with the offer, sale or resale of all or any portion of the Pledged Shares or other Collateral unless such untrue statement or material fact was provided in writing by the Collateral Agent or any underwriter specifically for inclusion therein, or (ii) out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of the Collateral Agent or any successors thereof, or any Person in control of any thereof. In connection with a public sale or other distribution, the Pledgor will provide customary indemnification to any underwriters, their respective successors and assigns, their respective officers and directors and each Person who controls any such underwriter (within the meaning of the Securities Act of 1933, as amended). If and to the extent that the foregoing undertakings in this paragraph may be unenforceable for any reason, the Pledgor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of the Pledgor under this clause (e) shall survive any termination of this Pledge Agreement.

                                    SECTION 9

                             APPLICATION OF PROCEEDS

                  Subject to the terms of the Intercreditor Agreement, the proceeds of sale of Collateral sold pursuant to the terms of Section 8 hereof and/or, after a Default with respect to Section 9.01(f) of the Credit Agreement or an Event of Default, the cash held as Collateral hereunder, shall be applied by the Collateral Agent toward the payment of the Liabilities and all reasonable costs and expenses of the Collateral Agent (whether or not such costs and expenses are incurred by the Collateral Agent on its own behalf or on behalf of the Lenders) and the Collateral Agent's counsel incurred in connection with the administration and enforcement of this Pledge Agreement, the Credit Agreement and the other Related Documents, in such order of application as the Collateral Agent may from time to time elect.

                                   SECTION 10

               AUTHORITY OF THE COLLATERAL AGENT; INDEMNIFICATION

                  The Collateral Agent shall have, and be entitled to exercise, all such powers hereunder as are specifically delegated to the Collateral Agent by the terms hereof, together with such powers as are incidental thereto. The Collateral Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder. Neither the Collateral Agent, nor any director, officer or employee of the Collateral Agent shall be liable for any action taken or omitted to be taken by it hereunder or in connection herewith, except for its own gross negligence or willful misconduct. The Pledgor hereby agrees to reimburse the Collateral Agent, on demand, for all reasonable costs and expenses incurred by the Collateral Agent in connection with the administration and enforcement of this Pledge Agreement (including, without limitation, reasonable costs and expenses incurred by any agent employed by the Collateral Agent) and agrees to indemnify (which indemnification shall survive any termination of this Pledge Agreement) and hold harmless the Collateral Agent (and any such agent employed by the Collateral Agent) from and against any and all liability incurred by the Collateral Agent (or such agent employed by the Collateral Agent) hereunder or in connection herewith, unless such liability shall be due to gross negligence or willful misconduct on the part of the Collateral Agent, or such agent employed by the Collateral Agent, as the case may be.

                                   SECTION 11

                                   TERMINATION

                  The Pledgor agrees that its pledge hereunder shall (notwithstanding, without limitation, that at any time or from time to time all Liabilities may have been paid in full) terminate only when all Liabilities (including, without limitation, any extensions or renewals of any thereof) and all interest thereon and all expenses (including, without limitation, reasonable attorneys' fees and legal expenses) paid or incurred by the Collateral Agent or the holder or the holders of the Notes in endeavoring to enforce this Pledge Agreement, the Credit Agreement and the other Related Documents to which the Collateral Agent is a beneficiary shall have been finally paid in full and all other obligations of the Pledgor hereunder and thereunder have been fully performed, and all Commitments under the Credit Agreement have been terminated, at which time the Collateral Agent shall reassign and redeliver (or cause to be reassigned and redelivered) to the Pledgor, or to such Person or Persons as the Pledgor shall designate, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Collateral Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon, or representation or warranty by, the Collateral Agent and at the sole cost and expense of the Pledgor. Notwithstanding the foregoing, this Agreement and the pledge hereunder shall immediately and permanently terminate under the circumstances set forth in
Section 4.02 of the Credit Agreement, upon which termination the Collateral Agent shall effect the reassignment and redelivery of the Collateral in accordance with the foregoing provisions of this Section 11.

                                   SECTION 12

                                  MISCELLANEOUS

         SECTION 12.1 Amendments. No amendment, modification, termination or waiver of any provision of this Pledge Agreement, and no consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and the Required Lenders, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 12.2 Captions. Section captions in this Pledge Agreement are for convenience only, and shall not affect the construction of this Pledge Agreement.

         SECTION 12.3 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex or telecopy or similar writing) and shall be given to such party in accordance with the notice provision in the Credit Agreement. Each such notice, request or other communication shall be effective (a) if given by mail, three (3) days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (b) if given by facsimile, when such telecopy is transmitted to the telecopy number as specified in the Credit Agreement and the appropriate confirmation is received, or (c) if given by any other means, when delivered at the address specified in Section 11.02 of the Credit Agreement.

         SECTION 12.4 Waivers. The Pledgor hereby expressly waives: (a) notice of the acceptance by the Collateral Agent of this Pledge Agreement, (b) notice of the existence or creation or non-payment of all or any of the Liabilities,
(c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

         SECTION 12.5 Further Assurances. The Pledgor agrees that, if at any time all or any part of any payment theretofore applied by the Collateral Agent to any of the Liabilities is or must be rescinded or returned by the Collateral Agent for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any of the Borrower or its Subsidiaries), such Liabilities shall, for the purposes of this Pledge Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Collateral Agent, and the pledge by the Pledgor hereunder shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Collateral Agent had not been made.

         SECTION 12.6 SUBMISSION TO JURISDICTION; WAIVER OF VENUE. THE PLEDGOR
(A) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY ILLINOIS STATE OR FEDERAL COURT SITTING IN CHICAGO, ILLINOIS OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT AND THE PLEDGOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH ILLINOIS STATE OR FEDERAL COURT, AND (B) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST THE COLLATERAL AGENT OR THE DIRECTORS, OFFICERS, EMPLOYEES, COLLATERAL AGENT OR PROPERTY OF THE COLLATERAL AGENT, ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT, IN ANY COURT OTHER THAN AS HEREINABOVE SPECIFIED IN THIS SECTION 12.6. THE PLEDGOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY ACTION OR PROCEEDING (WHETHER BROUGHT BY THE PLEDGOR, ANY SUBSIDIARY, THE COLLATERAL AGENT, OR OTHERWISE) IN ANY COURT HEREINABOVE SPECIFIED IN THIS SECTION 12.6 AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. THE PLEDGOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

         SECTION 12.7 WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS PLEDGE AGREEMENT OR UNDER ANY OTHER DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS PLEDGE AGREEMENT, AND AGREE THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY; THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE COLLATERAL AGENT ENTERING INTO THIS PLEDGE AGREEMENT AND FOR THE COLLATERAL AGENT TO MAKE THE LOANS PURSUANT TO THE CREDIT AGREEMENT.

         SECTION 12.8 Governing Law; Terms; Interpretation. This Pledge Agreement shall be a contract made under and governed by the laws of the state of Illinois, without regard to its conflicts of law principles. All obligations of the Pledgor and rights of the Collateral Agent expressed herein or in the other Related Documents shall be in addition to and not in limitation of those provided by applicable law. Wherever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

         SECTION 12.9 Filing as a Financing Statement. At the option of the Collateral Agent, this Pledge Agreement, or a carbon, photographic or other reproduction of this Pledge Agreement or of any Uniform Commercial Code financing statement covering the Collateral or any portion thereof, shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

         SECTION 12.10 Binding Agreement; Assignment. This Pledge Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their successors and assigns, except the Pledgor shall not be permitted to assign this Pledge Agreement nor any interest herein nor in the Collateral, nor any part thereof.

         SECTION 12.11 Conditions of Effectiveness. No action of the Collateral Agent permitted hereunder shall in any way affect or impair the rights of the Collateral Agent and the obligations of the Pledgor under this Pledge Agreement. The Pledgor hereby acknowledges that there are no conditions to the effectiveness of this Pledge Agreement which have not been satisfied concurrently with or prior to Pledgor's execution and delivery of this Pledge Agreement.

         SECTION 12.12 Liabilities. All obligations of the Pledgor and rights of the Collateral Agent (and any other holder of Notes or Liabilities expressed in this Pledge Agreement) shall be in addition to and not in limitation of those provided in applicable law or in any other written instrument or agreement relating to any of the Liabilities.

         SECTION 12.13 Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same Pledge Agreement. The Pledgor hereby acknowledges receipt of a true, correct and complete counterpart of this Pledge Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the date first above written.

Address:                                     SIG HOLDINGS, INC.
c/o Delphi Capital Management, Inc.
153 E. 53rd Street, 49th Floor
New York, New York 10022                     By: _______________________________
                                                 Robert M. Smith, Jr.
                                                 Vice President

Address:                                     BANK OF AMERICA, N.A., as
231 South LaSalle Street                     Collateral Agent
Chicago, IL 60697
                                             By: _______________________________
                                             Name: _____________________________
                                             Its: ______________________________